                                                              Exhibit 23

                Letterhead of Kenny S&P Evaluation Services
                   (a division of J.J. Kenny Co., Inc.)

                               July 23, 1997

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

               Re:  National Municipal Trust,
                    Post-Effective Amendment No. 4
                    Series 159

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-58770 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,


                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President

                                                              Exhibit 23

                Letterhead of Kenny S&P Evaluation Services
                   (a division of J.J. Kenny Co., Inc.)

                               July 23, 1997

Prudential Securities Incorporated
1 New York Plaza
New York, NY  10292

               Re:  National Municipal Trust,
                    Post-Effective Amendment No. 4
                    Multistate Series 58

Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-58408 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Registration Statement of the references to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database as of the date of the evaluation report.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,

                                   Frank A. Ciccotto
                                   Frank A. Ciccotto
                                   Vice President